Exhibit 99.1

Worldpay Announces Loan Repricing and Interest Rate Hedging Agreements

CINCINNATI, June 22, 2018 — Worldpay, Inc. (NYSE: WP, LSE: WPY), a leading payments technology company, successfully closed an amendment to its credit facility on June 22, 2018. Under the terms of the agreement, Worldpay expects to reduce the pricing of its $6.5 billion in Term Loans by approximately 25 basis points, resulting in annual interest expense savings of approximately $15 million, net of expenses; a partial year benefit is anticipated in 2018 due to the timing of the amendment. The Company also recently entered into additional interest rate hedging agreements, which will reduce its sensitivity to future interest rate changes by lowering the company’s variable interest rate exposure to below 40 percent.

While Worldpay’s total borrowings did not change as a result of these activities, the amendment further diversifies the Company’s currency mix within its debt structure by establishing a new class of Term A Loans (A-6) of approximately £488 million, and enhances the Company’s Term A and B Loan ratio by increasing its commitments under the Term A-5 Loan by $100 million. The proceeds of the Term A-6 Loans and Term A-5 Loans will be used to refinance the existing Term A-3 Loans and Term A-5 Loans as well as to reduce the existing Term B-3 Loans and Term B-4 Loans by $50 million each.

“We’ve successfully completed a refinancing and hedging program that together will provide the company significant annual savings and meaningfully reduce our exposure to future changes in interest rates,” said Stephanie Ferris, chief financial officer of Worldpay. “We anticipate this refinancing to result in the creation of additional value to our shareholders.”

The amendment and a summary of the amended terms will be filed with the Securities and Exchange Commission on Form 8-K.

About Worldpay

Worldpay, Inc. (NYSE: WP; LSE: WPY) is a leading payments technology company with unique capability to power global integrated omni-commerce. With industry-leading scale and an unmatched integrated technology platform, Worldpay offers clients a comprehensive suite of products and services globally, delivered through a single provider.

Worldpay processes over 40 billion transactions annually through more than 300 payment types across 146 countries and 126 currencies. The company’s growth strategy includes expanding into high-growth markets, verticals and customer segments, including global eCommerce, Integrated Payments and B2B.

© 2018 Worldpay, Inc. All Rights Reserved. All trademarks, service marks and trade names referenced herein are the property of their respective owners. Worldpay and other Worldpay products and services mentioned herein as well as their respective logos are registered trademarks or trademarks of Worldpay, Inc. in the U.S. and other countries.

Worldpay, Inc. was formed in 2018 through the combination of the No. 1 merchant acquirers in the U.S. and the U.K. Worldpay, Inc. trades on the New York Stock Exchange as “WP” and the London Stock Exchange as “WPY.”

Visit us at www.worldpay.com.

Forward-Looking Statements:

This release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this release are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to successfully integrate the businesses of our predecessor companies; (vii) our ability to identify and complete acquisitions, joint ventures and partnerships; (viii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (ix) our ability to pass along fee increases; (x) termination of sponsorship or clearing services; (xi) loss of clients or referral partners; (xii) reductions in overall consumer, business and government spending; (xiii) fraud by merchants or others; (xiv) a decline in the use of credit, debit or prepaid cards; (xv) consolidation in the banking and retail industries; (xvi) changes in foreign currency exchange rates; (xvii) the effects of governmental regulation or changes in laws; (xviii) geopolitical, regulatory, tax and business risks associated with our international operations; and (xix) outcomes of future litigation or investigations and our dual-listings with the NYSE and LSE. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements.

© 2018 Worldpay, Inc. All Rights Reserved. All trademarks, service marks and trade names referenced herein are the property of their respective owners. Worldpay and other Worldpay products and services mentioned herein as well as their respective logos are registered trademarks or trademarks of Worldpay, Inc. in the U.S. and other countries.

More information on potential factors that could affect the company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s periodic reports filed with the SEC, including the company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by us in this release speaks only as of the date of this release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For more information, please contact:

Investors	Email	Telephone
Nathan Rozof, CFA or Ignatius Njoku Investor Relations	IR@worldpay.com	(866) 254-4811 (513) 900-4811

Media	Email	Telephone
Andrew Ciafardini, Corporate Communications	Andrew.Ciafardini@worldpay.com	(513) 900-5308

© 2018 Worldpay, Inc. All Rights Reserved. All trademarks, service marks and trade names referenced herein are the property of their respective owners. Worldpay and other Worldpay products and services mentioned herein as well as their respective logos are registered trademarks or trademarks of Worldpay, Inc. in the U.S. and other countries.